UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2017

 IMMUNOMEDICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-12104	61-1009366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 The American Road, Morris Plains, New Jersey	07950
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 605-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other events

On January 27, 2017, Immunomedics, Inc. (the “Company”) issued a press release titled “Immunomedics Issues Statement to Stockholders and Files Investor Presentation.” The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Also on January 27, 2017, the Company posted on its website at www.immunomedics.com an investor presentation. In addition to being available on the Company’s website, a copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01(d). Financial Statements and Exhibits.

Exhibit 99.1	Press Release of Immunomedics, Inc., dated January 27, 2017, titled “Immunomedics Issues Statement to Stockholders and Files Investor Presentation”

Exhibit 99.2	Immunomedics, Inc. Investor Presentation, dated January 27, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

	By:	/s/ Michael R. Garone
Date: January 27, 2017		Name:	Michael R. Garone
		Title:	Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of Immunomedics, Inc., dated January 27, 2017, titled “Immunomedics Issues Statement to Stockholders and Files Investor Presentation”

Exhibit 99.2	Immunomedics, Inc. Investor Presentation, dated January 27, 2017

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